Exhibit 10.6
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE

PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO.
Three (3)
3. EFFECTIVE DATE
See Block 16C
4. REQUISITION/PURC
N/A
5. PROJECT NO. (If applicable)
N/A
6. ISSUED BY                               CODE
Office of Preparedness and Response
Offíce of Medical Countermeasures
U.S. Department of Health and Human Services
330 Independence Avenue, SW Room G640
Washington, DC 20201
7. ADMINISTERED BY (If other than Item 6)           CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)

BioCryst Pharmaceuticals, Inc
2190 Parkway Lake Drive
Birmingham, AL 35244
DUNS 61-819-4609
TIN 62-1413174

☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
☒	10A. MODIFICATION OF CONTRACT/ORDER HHSO100200700032C
10B. DATED (SEE ITEM 13) 01-03-07
CODE                    FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOCC:                    DOC#                    TIN#                    LOC#                     CAN#
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
The purpose of this modification is to change the government Project officer assigned to contract HHSO100200700032C as specified on the continuation sheet hereto attached.
The total contract amount remains unchanged.
Except as provided herein, all terms and conditions referenced in item 9A or 10A, as heretofore changed, remains full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
Michael Darwin
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Schuyler T. Eldridge
15B. CONTRACTOR/OFFEROR

(Signature of person authorized to sign)
15C. DATE SIGNED
10/2/2007
16B. UNITED STATES OF AMERICA
BY
(Signature of Contracting Officer)
16C. DATE SIGNED
10/2/2007

NSN 7540-01-152-8070	OMB No.0990-0115	STANDARD FORM 30 (Rev. 10-83)

101

Contract No. HHS1002007000032C
Modification No. Three (3)
CONTINUATION SHEET FOR BLOCK 14 OF SF30
Article G.2 PROJECT OFFICER, are hereby revised as follows
FROM:
Dr. Robin Robinson
DHHS/OS/OPHEP/ORDC
330 Independence Ave S.W., Room G640
Washington, DC 20201
TO:
Dr. Kevin Gilligan
DHHS/OS/ASPR/BARDA
330 Independence Ave, SW
Room, G640
Washington, DC 20201
Telephone: 202-205-1710
Email: Kevin.Gilligan@hhs.gov

102